UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 12, 2014
(Date of earliest event reported)
CA, Inc.
(Exact name of registrant as specified in charter)
Delaware
 (State or other jurisdiction of incorporation)

1-9247 (Commission File Number)	13-2857434 (IRS Employer Identification No.)

One CA Plaza Islandia, New York (Address of principal executive offices)	11749 (Zip Code)
(800) 225-5224
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 12, 2014, Peter JL Griffiths ceased to be Executive Vice President and Group Executive, Enterprise Solutions and Technology Group of CA, Inc. CA, Inc. expects that Mr. Griffiths will remain employed in a non-executive officer capacity until June 30, 2014.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1*	Schedules A, B, and C (as amended effective May 13, 2014) to CA, Inc. Change in Control Severance Policy.

*Management contract or compensatory plan or arrangement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, INC.
Date: May 14, 2014	By:	/s/ C.H.R. DuPree
C.H.R. DuPree
Senior Vice President, Chief Governance Counsel, and Corporate Secretary

Exhibit Index

Exhibit	Description
10.1*	Schedules A, B, and C (as amended effective May 13, 2014) to CA, Inc. Change in Control Severance Policy.

*Management contract or compensatory plan or arrangement.